UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2024
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Kodiak Gas Services, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-41732	83-3013440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9950 Woodloch Forest Drive, Suite 1900, The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (936) 539-3300
Not Applicable
(Former name or former address, if changed since last report.)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KGS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submissions of Matters to a Vote of Security Holders.

On May 1, 2024, Kodiak Gas Services, Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders voted on two proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2024 (the “proxy statement”).
There were 77,434,577 shares of common stock outstanding on March 4, 2024, the record date (the “Record Date”) for the Annual Meeting. At the Annual Meeting, the holders of 75,869,611 shares of the Common Stock were represented in person or by proxy, representing approximately 97.98% of the total outstanding shares as of the Record Date, which constituted a quorum.
All nominated directors were elected, and the second proposal was approved by the required shareholder vote. The final voting results with respect to each proposal are set forth in the following tables.
1.At the Annual Meeting, the vote to elect three nominees identified in the proxy statement to serve as Class I directors until the 2027 annual meeting and until their successors are duly elected and qualified, was as follows:

Nominee	For	Withheld	Broker Non-Votes
Jon-Al Duplantier	69,088,265	5,650,364	1,130,982
Gretchen Holloway	74,654,112	89,741	1,125,758
Robert (“Mickey”) McKee	74,661,035	82,818	1,125,758
2.At the Annual Meeting, the vote to ratify the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, was as follows:

For	Against	Abstain	Broker Non-Votes
75,847,668	19,019	2,924	—
Item 9.01 Financial Statements and Exhibits.
d) Exhibits.

No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kodiak Gas Services, Inc.

Date: May 3, 2024	By:	/s/ Kelly M. Battle
	Name:	Kelly M. Battle
	Title:	Chief Legal Officer, Chief Compliance Officer
and Corporate Secretary